EXHIBIT 10.11

This Warrant and the Securities issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933 (the “Securities Act”) or under any state securities or “Blue Sky” laws (“Blue Sky Laws”). No transfer, sale, assignment, pledge, hypothecation or other disposition of this Warrant or the Securities issuable upon exercise of this Warrant or any interest therein may be made except (a) pursuant to an effective registration statement under the Securities Act and any applicable Blue Sky Laws or (b) if the Company has been furnished with an opinion of counsel for the holder, which opinion and counsel shall be reasonably satisfactory to the Company, to the effect that no registration is required because of the availability of an exemption from registration under the Securities Act and applicable Blue Sky laws.

WARRANT

To Purchase 219,900 Shares of Common Stock

of

STEN CORPORATION

EXERCISABLE ON OR BEFORE, AND VOID AFTER

5:00 P.M. MINNEAPOLIS TIME ON MARCH 1, 2012

THIS CERTIFIES THAT, for good and valuable consideration, R.W. SABES INVESTMENT, LLC (the “Holder”), or its registered assigns, is entitled to subscribe for and purchase from STEN CORPORATION, a Minnesota corporation (the “Company”), at any time prior to March 1, 2012 Two Hundred Nineteen Thousand Nine Hundred (219,900) fully paid and non-assessable shares of the Common Stock at the price of $4.50 per share (the “Warrant Exercise Price”), subject to the anti-dilution provisions of this Warrant.

The shares that may be acquired upon exercise of this Warrant are referred to herein as the “Warrant Shares.” As used herein, the term “Holder” means any party who acquires all or a part of this Warrant as a registered transferee of the Holder, or any record holder or holders of the Warrant Shares issued upon exercise, whether in whole or in part, of the Warrant. The term “Common Stock” means the common stock, par value $.01 per share, of the Company.

This Warrant is subject to the following provisions, terms and conditions:

1.

Exercise.  The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise (in the form attached hereto) delivered to the Company at the principal office of the Company prior to the expiration of this Warrant and accompanied or preceded by the surrender of this Warrant along with a check in payment of the Warrant Exercise Price for such shares.

2.

Exchange and Replacement. Subject to Sections 1 and 7 hereof, this Warrant is exchangeable upon the surrender hereof by the Holder to the Company at its office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Warrant Shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of Warrant Shares (not to exceed the aggregate total number purchasable hereunder) as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Company shall pay all expenses, taxes (other than stock transfer taxes), and other charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 2.

3.

Issuance of the Warrant Shares.

(a)

The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be and are deemed to be issued to the Holder as of the close of business on the date on which this Warrant shall have been surrendered and the payment made for such Warrant Shares as aforesaid. Subject to the provisions of paragraph (b) of this Section 3, certificates for the Warrant Shares so purchased shall be delivered to the Holder within a reasonable time, not exceeding fifteen (15) days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the right to purchase the number of Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time.

(b)

Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for Warrant Shares upon exercise of this Warrant except in accordance with exemptions from the applicable securities registration requirements or registrations under applicable securities laws. Nothing herein, however, shall obligate the Company to effect registrations under federal or state securities laws, except as provided in Section 9. If registrations are not in effect and if exemptions are not available when the Holder seeks to exercise the Warrant, the Warrant exercise period will be extended, if need be, to prevent the Warrant from expiring, until such time as either registrations become effective or exemptions are available, and the Warrant shall then remain exercisable for a period of at least 30 calendar days from the date the Company delivers to the Holder written notice of the availability of such registrations or exemptions. The Holder agrees to execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company, or the registrations made, for the issuance of the Warrant Shares.

4.

Covenants of the Company. The Company covenants and agrees that all Warrant Shares will, upon issuance, be duly authorized and issued, fully-paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issue upon exercise of this Warrant a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

5.

Anti-Dilution Adjustments. The provisions of this Warrant are subject to adjustment as provided in this Section 5.

(a)

The Warrant Exercise Price shall be adjusted from time to time such that in case the Company shall hereafter:

(i)

pay any dividends on any class of stock of the Company payable in Common Stock or securities convertible into Common Stock;

(ii)

subdivide its then outstanding shares of Common Stock into a greater number of shares; or

(iii)

combine outstanding shares of Common Stock, by reclassification or otherwise;

then, in any such event, the Warrant Exercise Price in effect immediately prior to such event shall (until adjusted again pursuant hereto) be adjusted immediately after such event to a price determined by dividing (A) the number of shares of Common Stock outstanding immediately prior to such event, multiplied by the then existing Warrant Exercise Price, by (B) the total number of shares of Common Stock outstanding immediately after such event (including in each case the maximum number of shares of Common Stock issuable in respect of any securities convertible into Common Stock), and the resulting quotient shall be the adjusted Warrant Exercise Price per share. An adjustment made pursuant to this Subsection shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Subsection, the Holder shall become entitled to receive upon exercise of this Warrant shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Warrant Exercise Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock. All calculations under this Subsection shall be made to the nearest full cent or to the nearest 1/100 of a share, as the case may be. In the event that at any time as a result of an adjustment made pursuant to this Subsection, the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the Warrant Exercise Price of such other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Section.

(b)

Upon each adjustment of the Warrant Exercise Price pursuant to Section 5(a) above, the Holder shall thereafter (until another such adjustment) be entitled to purchase at the adjusted Warrant Exercise Price the number of adjusted Warrant Shares, calculated to the nearest full share, obtained by multiplying the number of Warrant shares specified in this Warrant (as adjusted as a result of all adjustments in the Warrant Exercise Price in effect prior to such adjustment and exercise(s) of this Warrant) by the Warrant Exercise Price in effect prior to such adjustment and dividing the product so obtained by the adjusted Warrant Exercise Price.

(c)

In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), there shall be no adjustment under Section 5(a) above but the Holder of each Warrant then outstanding shall have the right thereafter to convert such Warrant into the kind and amount of shares of stock and other securities and property which he would have owned or have been entitled to receive immediately after such consolidation, merger or statutory exchange had such Warrant been converted immediately prior to the effective date of such consolidation, merger, or statutory exchange, and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of any Holders of the Warrant, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable on the exercise of the Warrant. The provisions of this Subsection shall similarly apply to successive consolidations, mergers, or statutory exchanges.

(d)

Upon any adjustment of the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof, by First-class mail, postage prepaid, addressed to the Holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares of Common Stock purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

6.

No Voting Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

7.

Legend; Notice of Transfer of Warrant or Resale of the Warrant Shares.

(a)

This Warrant is, and each certificate representing the Warrant Shares shall be, and any Warrant Shares that may be subsequently transferred (other than a transfer registered under the Securities Act or any subsequent transfer of shares so registered) stamped or otherwise imprinted with a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any the securities laws of any state and may not be reoffered, sold, transferred, pledged, or otherwise disposed of except pursuant to (1) registration under such Act or laws or (2) an opinion of counsel reasonably acceptable to the Company to the effect that such registration is not required.”

(b)

Subject to the sale, assignment, hypothecation, or other transfer restrictions under the Securities Act, the Holder shall give written notice to the Company before transferring this Warrant or transferring any Warrant Shares of such Holder’s intention to do so, describing briefly the manner of any proposed transfer. Promptly upon receiving such written notice, the Company shall present copies thereof to the Company’s counsel and to counsel to the original holder of this Warrant.  If, in the opinion of each such counsel, the proposed transfer may be effected without registration or qualification (under any federal or state securities laws), the Company, as promptly as practicable, shall notify the Holder of such opinion, whereupon the Holder shall be entitled to transfer this Warrant or to dispose of Warrant Shares received upon the previous exercise of this Warrant, all in accordance with the terms of the notice delivered by the Holder to the Company; provided that an appropriate legend may be endorsed on this Warrant or the certificates for such Warrant Shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel and satisfactory to the Company to prevent further transfers which would be in violation of Section 5 of the Securities Act and applicable state securities laws; and provided further that the prospective transferee or purchaser shall execute such documents and make such representations, warranties, and agreements as may be required solely to comply with the exemptions relied upon by the Company for the transfer or disposition of the Warrant or Warrant Shares.

(c)

If in the opinion of either of the counsel referred to in this Section 7, the proposed transfer or disposition of this Warrant or such Warrant Shares described in the written notice given pursuant to this Section 7 may not be effected without registration or qualification of this Warrant or such Warrant Shares the Company shall promptly give written notice thereof to the Holder, and the Holder will limit its activities in respect to such transfer or disposition as, in the opinion of both such counsel, are permitted by law.

8.

Fractional Shares.

(a)

Fractional shares shall not be issued upon the exercise of this Warrant, but in any case where the holder would, except for the provisions of this Section, be entitled under the terms hereof to receive a fractional share, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the sum of (a) the excess, if any, of the Fair Market Value of such fractional share over the proportional part of the Warrant Exercise Price represented by such fractional share, plus (b) the proportional part of the Warrant Exercise Price represented by such fractional share.

(b)

For purposes of this Warrant, the term “Fair Market Value” with respect to one share of Common Stock as of a particular date (the “Determination Date”) shall mean:

(i)

If closing sales price are reported on the Nasdaq Global Market, the Nasdaq Capital Market, the Over The Counter Bulletin Board, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”), then the average of the closing sale prices reported by the Principal Market for the ten (10) trading days immediately preceding the Determination Date;

(ii)

If the Principal Market does not report closing sale prices, then the average closing bid and asked prices reported by the Principal Market for the ten (10) trading days immediately preceding the Determination Date; and

(iii)

If there is no Principal Market for the Common Stock, then the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

9.

Registration Rights.  The Warrant Shares are the subject of that certain Registration Rights Agreement dated as of the date hereof between the Holder and the Company.

10.

Redemption.  At the option of the Company and provided that the closing sale price reported by the Principal Market has been at least $6.00 per Share for thirty (30) consecutive trading days (the “First Call Period”):

(a)

the Company may redeem at a redemption price equal to $0.01 per Warrant Share (the “Redemption Price”) one-third of the number of Warrant Shares underlying this Warrant on the last business day of the First Call Period (the “First Tranche Shares”).  The Company must give written notice of its intent to exercise such redemption right on the first business day following the First Call Period (the “First Notice Date”).  If the Company fails to provide such written notice on the First Notice Date, then the Company’s redemption right with respect to the First Tranche Shares shall expire.

(b)

and provided further that if from the fifteenth (15th) through the thirtieth (30th) day after the First Call Period the closing sale price reported by the Principal Market has been at least $6.00 per share, on the thirtieth (30th) day after the First Call Period or such immediately preceding day as the Principal Market is open for trading (the “Second Call Period”) the Company may redeem at the Redemption Price a number of Warrant Shares (the “Second Tranche Shares”) as is equal to the lesser of (i) one-third of the number of Warrant Shares underlying this Warrant on the last business day of the First Call Period or (ii) the number of Warrant Shares underlying this Warrant on the last business day of the Second Call Period.  The Company must give written notice of its intent to exercise such redemption right on the first business day following the Second Call Period (the “Second Notice Date”).  If the Company fails to provide such written notice on the Second Notice Date, then the Company’s redemption right with respect to the Second Tranche Shares shall expire.

(c)

and provided further that if from the forty-fifth (45th) through the sixtieth (60th) day after the First Call Period the closing sale price reported by the Principal Market has been at least $6.00 per share, on the sixtieth (60th) day after the First Call Period or such immediately preceding day as the Principal Market is open for trading (the “Third Call Period”) the Company may redeem at the Redemption Price a number of Warrant Shares (the “Third Tranche Shares”) as is equal to the lesser of (i) one-third of the number of Warrant Shares underlying this Warrant on the last business day of the First Call Period or (ii) the number of Warrant Shares underlying this Warrant on the last business day of the Third Call Period.  The Company must give written notice of its intent to exercise such redemption right on the first business day following the Third Call Period (the “Third Notice Date”).  If the Company fails to provide such written notice on the Third Notice Date, then the Company’s redemption right with respect to the Third Tranche Shares shall expire.

(d)

Each notice of redemption to be provided by the Company pursuant to the foregoing subsections shall specify the date fixed for redemption (which shall be at least twenty business days subsequent to the First Notice Date, Second Notice Date or Third Notice Date, as the case may be) and the Redemption Price.  Each notice of redemption shall also state that payment of the Redemption Price will be made on surrender of this Warrant at the Company’s principal office, and that if this Warrant is not exercised by the Holder by the close of business on the date fixed for redemption, the exercise rights of this Warrant shall expire with respect to the First Tranche Shares, Second Tranche Shares or Third Tranche Shares, as the case may be.

(e)

The rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time prior to the date fixed for redemption.  On presentation and surrender of this Warrant at the Company’s principal office, the Redemption Price shall be paid and this Warrant shall be redeemed in part and a replacement Warrant issued for the Warrant Shares not redeemed.  If the Holder shall fail to present and surrender this Warrant at the Company’s principal office on or before the date fixed for redemption and shall not have exercised this Warrant as to the number of Warrant Shares then subject to redemption prior to the date fixed for redemption, this Warrant shall expire with respect to such number of Warrant Shares and shall not be exercisable to the extent of the redemption and thereafter this Warrant shall represent only the right to payment of the Redemption Price to the extent of the redemption.

(f)

Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice.  In any case, failure duly to give such notice, or any defect in such notice, to the Holder shall not affect the validity of the proceedings for the redemption of this Warrant.

11.

Notices.

(a)

All notices under this Warrant shall be in writing and shall be delivered by first class mail, postage prepaid.  Any notice addressed to the Holder shall be delivered by overnight courier to 6655 W. Sahara, Suite B200, Las Vegas, NV 89146 with copies to David S. Ezrilov, Leonard, Street and Deinard, 150 South Fifth Street, Suite 2300, Minneapolis, MN 55402; Steve Sabes, 60 South Sixth St., Suite 950, Minneapolis, MN  55402; Robert Sabes, 60 South Sixth St., Suite 2540, Minneapolis, MN  55402 and by email to rwsabes@hotmail.com, as may be changed from time to time upon ten (10) days written notice by the Holder, and any notice addressed to the Company, shall be delivered to its principal office.

(b)

The Holder shall be entitled to receive a notice from the Company not less than ten (10) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends (other than cash dividends) or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company’s assets shall be considered and acted upon.

IN WITNESS WHEREOF, STEN Corporation has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated February 13, 2007.

STEN CORPORATION

By /s/  Kenneth W. Brimmer

Its:  Chief Executive Officer

Signature Page for Warrant to Purchase 219,900 Shares of Common Stock of STEN Corporation

SUBSCRIPTION FORM

(To be signed upon exercise of Warrant)

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ _________________ of the shares of Common Stock of STEN CORPORATION, to which such Warrant relates and herewith makes payment of $__________________ therefor in cash or by certified check and requests that the certificate for such shares be issued in the name of, and be delivered to the undersigned holder at the address set forth below.

Dated: __________________

____________________________________

(Signature)

____________________________________

(Name)

____________________________________

(Address)

____________________________________

Social Security or Tax Ident. No.

ASSIGNMENT FORM

(To be signed upon authorized transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto ______________________________ the right to purchase ____________ shares of Common Stock of STEN CORPORATION to which the within Warrant relates and appoints ___________________ attorney, to transfer said right on the books of ________________ with full power of substitution in the premises.

Dated: __________________

____________________________________

(Signature)

____________________________________

(Name)

____________________________________

(Address)

____________________________________

Social Security or Tax Ident. No.